================================================================================



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  AUGUST 27, 2002

                         COMMISSION FILE NUMBER 1-07149

                                    ITIS INC.
                 (Exact name of Company as specified in charter)


                   DELAWARE                               82-0277987
         (State or other jurisdiction of                (IRS Employer
         incorporation or organization)               Identification No.)


   10750 HAMMERLY BLVD., 2ND FLOOR, HOUSTON, TEXAS                   77043-2304
       (Address of principal executive offices)                      (Zip Code)

                 Registrant's telephone number:   (281) 600-6000
================================================================================
================================================================================
================================================================================

ITEM  2:  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     On August 27, 2002, ITIS Inc. subsidiaries National Law Library, Inc., a Texas corporation, and Brief Reporter, LLC, a Virginia limited liability company, and ITIS, Inc., d/b/a Litidex, a Texas corporation, completed the sales of their data and Internet domains, as well as the trademark for ITISLAW" and the pending application rights for National Law Library', to JuriSearch Holdings LLC.

     Payment for the assets will be monthly over the next 25 years based on a percentage of subscriber income, with a guaranteed monthly minimum for the first five years.


ITEM  7:  FINANCIAL  STATEMENTS  AND  EXHIBITS

Exhibit 2.14 Asset Purchase Agreement signed 8/27/02, between ITIS, Inc., d/b/a Litidex, a Texas corporation, National Law Library, Inc., a Texas corporation, and Brief Reporter, LLC, a Virginia limited liability company, and Jurisearch Holdings LLC, a Delaware limited liability company.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     ITIS  INC.


Date:  September 11, 2002            By:  /s/  Hunter M.A. Carr
                                        --------------------------------
                                               Hunter M.A.Carr
                                               President and
                                               Chief Executive Officer